INCOME TAXES	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
INCOME TAXES	INCOME TAXES
The provision for income taxes in the consolidated statement of operations and comprehensive loss represents an effective rate different from the US statutory tax rate for the following reasons (in thousands):

	Year Ended December 31,
	2022	2021
Loss before income taxes	$(21,165)	$(20,248)

Income tax recovery at statutory rate (21%)	$(4,440)	$(4,252)
State income tax expense, net of federal benefit	(178)	(502)
Increase (decrease) resulting from:
Effect of foreign tax rate	(890)	(610)
Unrecognized deferred tax asset	5,805	5,150
Other	(297)	216
Provision for income taxes	$—	$2
During the year ended December 31, 2022, income tax expense on the consolidated statement of operations included $4 thousand from minimum state taxes and $20 thousand from 2021 income tax adjustments.
On March 11, 2021, the U.S. federal government enacted the American Rescue Plan Act of 2021, which did not have a material impact on our provision.
The effects of temporary differences that give rise to future income tax assets and future income tax liabilities have been determined as follows (in thousands):

	Year Ended December 31,
	2022	2021
Future income tax assets:
Non-capital losses	$39,454	$34,431
Un-depreciated capital cost (UCC)	1,720	1,646
Other intangible items	2,139	1,404
Interest limitation carryforward	434	461
Total future income tax assets	43,747	37,942
Future income tax liabilities:
Valuation allowance	(43,747)	(37,942)
Net future income tax asset	$—	$—
The Company is required to reduce its deferred tax assets by a valuation allowance if it is more likely than not that some or all of its deferred tax assets will not be realized. Management must use judgment in assessing the potential need for a valuation allowance, which requires an evaluation of both negative and positive evidence. The weight given to the potential effect of negative and positive evidence should be commensurate with the extent to which it can be objectively verified. In determining the need for and amount of the valuation allowance, if any, the Company assesses the likelihood that it will be able to recover its deferred tax assets using historical levels of income, estimates of future income and tax planning strategies. As a result of historical cumulative losses, the Company determined that, based on all available evidence, there was substantial uncertainty as to whether it will recover recorded net deferred taxes in future periods. Accordingly, the Company recorded a valuation allowance against all of its net deferred tax assets as of December 31, 2022 and 2021. The net valuation allowance increased by $5.8 million in 2022.
On August 16, 2022, the U.S. government enacted the Inflation Reduction Act of 2022, which is effective January 1, 2023 and contains provisions implementing a 15% minimum corporate income tax on book income of certain large corporations, a 1% excise tax on net stock repurchases and several tax incentives to promote clean energy. The new provisions are not expected to have a material impact on the Company’s consolidated financial statements.
A provision of the Tax Cuts and Jobs Act of 2017 became effective on January 1, 2022. This provision requires companies to capitalize and amortize research and development (“R&D”) expenses over 5 years (and 15 years for non-U.S. R&D expenses) as opposed to deducting those expenses in the year they are incurred. The enacted provision did not have a material impact on the Company’s consolidated financial statements.
As of December 31, 2022, the Company has federal net operating loss carryforwards of approximately $22.6 million, of which $11.7 million will begin to expire in the year 2032 if not utilized, and $10.9 million that will carryover indefinitely. In addition, the Company has approximately $123.1 million of non-capital losses in Canada that can be used to reduce taxable income in future years. These losses will begin to expire in the year 2032.
Utilization of the Company’s net operating loss or NOL carryforwards may be subject to a substantial annual limitation due to ownership change limitations that have occurred previously or that could occur in the future in accordance with Section 382 of the Internal Revenue Code of 1986 (“Section 382”) as well as similar state provisions. These ownership changes may limit the amount of NOL carryforwards that can be utilized annually to offset future taxable income and taxes, respectively. In general, an ownership change as defined by Section 382 results from transactions increasing the ownership of certain shareholders or public groups in the stock of a corporation by more than 50% over a three-year period. The Company has not conducted a study to assess whether a change of control has occurred or whether there have been multiple changes of control since inception due to significant complexity with such a study. If the Company has experienced a change of control, as defined by Section 382, at any time since inception, utilization of the net operating loss carryforward would be subject to an annual limitation under Section 382. Although the Company has not completed its analysis, it is reasonably possible that its federal NOLs available to offset future taxable income could materially decrease. This reduction would be offset by an equal and offsetting adjustment to the existing valuation allowance. Given the offsetting adjustments to the existing valuation allowance, any ownership change is not expected to have an adverse material effect on the Company’s consolidated financial statements. Any limitation may result in expiration of a portion of the net operating loss carryforward before utilization.
The Company has filed all income tax returns for years through 2021. These returns are subject to examination by the taxing authorities in the respective jurisdictions, generally for three or four years after they were filed. Based on an analysis of tax positions taken on income tax returns filed, we determined no material liabilities related to uncertain income tax positions existed as of December 31, 2022 and 2021. Although we believe the amounts reflected in our tax returns substantially comply with applicable U.S. federal, state and foreign tax regulations, the respective taxing authorities may take contrary positions based on their interpretation of the law. A tax position successfully challenged by a taxing authority could result in an adjustment to our benefit for income taxes in the period in which a final determination is made.
A reconciliation of the beginning and ending amounts of unrecognized deferred tax benefits is as follows (in thousands):

	Year Ended December 31,
	2022	2021

Beginning balance	$37,942	$32,792
Additions based on tax positions related to the current year	5,805	5,150
Ending balance	$43,747	$37,942
The Company's policy is to recognize interest and penalties accrued on any unrecognized tax benefit as a component of income tax expense. The Company does not expect any significant changes to the unrecognized tax benefits within the next 12 months.